EXHIBIT 10.1

                             EQUALNET HOLDING CORP.



                       LEXUS COMMERCIAL ENTERPRISES, LTD.








                             SUBSCRIPTION AGREEMENT



                            DATED AS OF JULY 1, 1997



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      THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "ACT") OR THE SECURITIES LAWS OF CERTAIN STATES OF THE UNITED STATES OF AMERICA AND ARE BEING OFFERED AND SOLD IN RELIANCE ON THE REGULATION S EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PREMITTED THEREIN OR UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF THE UNITED STATES OF AMERICA. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN SECTION 902(O) OF REGULATION S PROMULGATED UNDER THE ACT) (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.

      NO ACTION HAS BEEN OR WILL BE TAKEN IN ANY JURISDICTION BY THE COMPANY OR BY ANY PRIVATE PLACEMENT AGENT THAT WOULD PERMIT A SALE OF THE SECURITIES IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. NO OFFER OR SALE OF THE SECURITIES MAY BE MADE IN ANY JURISDICTION EXCEPT UNDER CIRCUMSTANCES THAT WILL RESULT IN COMPLIANCE WITH THE APPLICABLE LAWS THEREOF.


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                             SUBSCRIPTION AGREEMENT


      This Subscription Agreement dated as of July 1, 1997, is between Lexus Commercial Enterprises, Ltd. ("Purchaser") and EqualNet Holding Corp., a Texas corporation (the "Company"). Purchaser and the Company agree as follows:

1.    AUTHORIZATION AND PURCHASE OF STOCK

      The Company will authorize the issuance and sale of 508,968 shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock") to purchaser for $2.063 per share, for an aggregate purchase price of $1,050,000 (the "Purchase Price"). The Purchase Price shall be paid by a secured promissory note made payable to the order of the Company in an aggregate principal amount of the Purchase Price in the form attached hereto as Exhibit A (the "Note"). The Note will be secured by a pledge of the Securities.

2.    SALE AND PURCHASE OF SECURITIES

      2.1 Subject to the terms and conditions of this Agreement, the Company will issue and sell to Purchaser and Purchaser will purchase from the Company, at the Closing provided for in Section 3, the Securities, in exchange for the Note, duly executed and delivered. A single certificate (the "Certificate") representing the Securities shall be issued to Purchaser, which certificate shall be pledged to the Company, together with an executed stock power undated and endorsed in blank (the "Stock Power").

      2.2 This pledge of the Securities shall be released in accordance with the provisions of the Note.

3.    CLOSING

      The sale and purchase of the Securities shall occur at a closing held on July 1, 1997, or on such other business day (as defined herein) thereafter as may be agreed upon by the Company and Purchaser (the "Closing"). At the Closing the Purchaser will deliver to the Company the Note and the Stock Power. The Company will issue and deliver the Certificate to Purchaser, but will retain possession of the Certificate as collateral for the Note.

4.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to Purchaser that (i) the Company is a corporation validly existing and in good standing under the laws of the state of Texas and (ii) the Company has the corporate power ad authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Securities and to perform the provisions hereof.

5.    REPRESENTATIONS OF THE PURCHASER

      Purchaser represents to the Company as follows:

      A. The offer to purchase the Securities was made to Purchaser outside of the United States, and at the time this Agreement was prepared and executed, Purchaser was outside of the United States.

      B. Purchaser is not a "U.S. Person" (as such term is defined in Section 902 of Regulation S) promulgated under the Act.

      C. Purchaser is purchasing the Securities for its own account for investment and not purchasing the Securities for the account or benefit of a U.S. Person, and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of selling or distributing any of the Securities, and Purchaser has no obligation, indebtedness or commitment providing for the disposition thereof.

      D. Each distributor participating in the offering of the Securities, if any, will agree in writing that all offers and sales of the Securities prior to the expiration of a period commencing on the date of this transaction and ending one year thereafter shall be made pursuant to registration under the Act or an exemption from such registration.

      E. All offers and sales of the Securities acquired hereby prior to the expiration of a period commencing on the Closing Date of this transaction and ending one year thereafter shall be made pursuant to registration under the Act or an exemption from such registration.

      F. All offering documents received by Purchaser include statements to the effect that the Securities have not been registered under the Act and that the Securities may not be offered or sold in the United States or to U.S. Persons (other than distributors) unless the shares are registered under the Act or an exemption from the registration requirements of the Act is available.

      G. No representations or warranties have been made to Purchaser by the Company, or any its officers, employees or agents.

      H. Purchaser is familiar with and understands the terms and conditions contained in Regulation S.

      I. There have been no "directed selling efforts" (as such term is defined in Section 902 of Regulation S) relating to Purchaser, and Purchaser is not engaged in a distribution of the Securities.

      J. Purchaser has full power and authority to enter into and to perform its obligations under this Agreement. The execution, delivery and performance by Purchaser of this Agreement have been duly authorized by all necessary action on its part, and this Agreement has been duly executed and delivered by Purchaser.

      K. Purchaser understands that its investment in the Securities and the Company involves substantial risks. Purchaser has independently examined and investigated the Company in making its decision to invest in the Company and the Securities. Purchaser or its representatives have made inquiry deemed by Purchaser to be satisfactory concerning the Company, its business and services, its officers and its personnel. The officers, directors, shareholders, employees and agents of the Company have made available to Purchaser any and all information it has requested in connection with this investment. The officers of the Company have answered to Purchaser's satisfaction all inquiries made by it in connection with this investment. In making this investment, Purchaser has relied solely upon information made available to it by the Company, and not upon information supplied by any other person. In making its decision to invest in the Securities, Purchaser has relied solely upon the advice of its own legal counsel with respect to the form and terms of this Agreement and related documents and the status and legal and business effect of such instruments and agreements in connection with its own personal circumstances and applicable law. Purchaser has substantial knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of an investment in the Company, and Purchaser is able to bear the economic risk of that investment.

      L. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Act.

      M. Purchaser has retained no finder or broker in connection with the transactions contemplated by this Agreement and will indemnify and save the Company harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finder's fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

6.    RESTRICTIONS ON TRANSFER

      The parties hereto agree that the Certificate shall have an endorsement of a legend in substantially the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "ACT") OF THE SECURITIES LAWS OF CERTAIN STATES OF THE UNITED STATES OF AMERICA AND NO INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION OR COMPLIANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY.

      THESE SECURITIES ARE PLEDGED AS COLLATERAL FOR A SECURED PROMISSORY NOTE DATED THE DATE OF THESE SECURITIES AND ISSUED TO THE ISSUER OF THESE SECURITIES BY THE REGISTERED HOLDER HEREOF.

Such legend shall be removed by the Company upon delivery to it of an opinion, which opinion and counsel rendering same shall be reasonably satisfactory to the Company and its counsel that a registration statement under the Act is at the time effective with respect to the transfer of the legended security or that such security can be transferred without such registration statement being in effect and without the requirements of a legend on the certificate in the hands of the transferee, and upon release of the Securities as provided in the Note.

      Purchaser agrees that it will resell the Securities only in accordance with the provisions of Regulation S under the United States Securities Act of 1933, or pursuant to an available exemption from registration under such Act, and that it will not transfer record or beneficial interest in the Securities to any person unless such person agrees to be bound by the provisions of this paragraph.

7.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ENTIRE AGREEMENT

      All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Securities, the purchase or transfer by Purchaser of the Securities or portion thereof or interest therein and the payment of the Note, and may be relied upon by the Company regardless of any investigation made at any time by or on behalf of the Company. Subject to the preceding sentence, this Agreement and the Note embody the entire agreement and understanding between Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof or any other proposed transaction.

8.    NOTICES

      All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized international delivery service (charges prepaid), or (b) by a recognized international delivery service (with charges prepaid). Any such notice must be sent:

            (i)   if to Purchaser to:

                  Lexus Commercial Enterprises, Ltd.
                      Attention:___________________________
                  -----------------------------------
                  London_____________________________
                  United Kingdom

                  with a copy to:

                  Mr. Michael Wilson Smith
                  55 St. James's Street
                  London SW1A 1LA

or at such other address as it shall have specified to the Company in writing;

            (ii) if to the Company, to:

                  EqualNet Holding Corp.
                  Attn:  Michael L. Hlinak
                  1250 Wood Branch Park Drive
                  Houston, Texas  77079
                  USA

                  with a copy to:

                  Mr. Robert F. Gray, Jr.
                  Fulbright & Jaworski L.L.P.
                  1301 McKinney, Suite 5100
                  Houston, Texas  77010-3095
                  USA

Notices under this Section will be deemed given only when actually received.

9.    REGISTRATION RIGHTS

      Subject to Purchaser making timely payments of amounts due under the Note, as promptly as practicable after the date hereof, the Company will file a registration statement on Form S-3 (or any successor form) the (the "Shelf Registration") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 permitting the disposition of the Securities in accordance with the intended methods thereof as specified in writing by the Purchaser. Subject to Purchaser making timely payments of amounts due under the Note, the Company will use its commercially reasonable efforts to have the Shelf Registration declared effective by the SEC as soon as practicable after the filing date and to at all times maintain the effectiveness thereof.

10.   CONFIDENTIAL INFORMATION

      For the purposes of this Section 10, "Confidential Information" means information delivered to Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is clearly marked or labeled or otherwise adequately identified when received by Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or was otherwise disclosed to Purchaser by a third party prior to the time of such disclosure to Purchaser by the Company, (b) subsequently becomes publicly known through no act or omission by Purchaser or any person acting on its behalf, (c) otherwise becomes known to Purchaser other than through disclosure by the Company or any Subsidiary, or (d) constitutes financial statements that are otherwise publicly available. Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by Purchaser in good faith to protect confidential information of third parties delivered to Purchaser, provided that Purchaser may deliver or disclose Confidential Information to (i) its financial and legal advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 10, or (ii) any other person to which such delivery or disclosure may be necessary in its opinion (w) to effect compliance with any law, rule, regulation or order applicable to Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which Purchaser is a party.

11.   MISCELLANEOUS

      11.1  Successors and Assigns

      All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not.

      11.2  Severability

      Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

      11.3  Construction

      Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person. As used herein, the term "Person" shall include natural persons, corporations, partnerships and any other form of entity. As used herein, "business day" means any day other than Saturday, a Sunday or a day on which commercial banks in Houston, Texas are required or authorized to be closed.

      11.4  Counterparts

      This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

      11.5  Governing Law

      This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Texas excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.


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EXECUTED as of the date first written above.

                              LEXUS COMMERCIAL ENTERPRISES, LTD.


                              By:______________________________________
                              Name:____________________________________
                              Title:_____________________________________

ACCEPTED as of the date first written above.

                             EQUALNET HOLDING CORP.


                              By:_______________________________________
                                    Michael L. Hlinak, Chief Operating Officer